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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report - February 28, 2005
               Date of Earliest Event Reported - February 27, 2005

                        THE MAY DEPARTMENT STORES COMPANY
             (Exact Name of Registrant as Specified in its Charter)

                    Delaware                          1-79               43-1104396
(State or other Jurisdiction of Incorporation)  (Commission File        (IRS Employer
                                                     Number)          Identification No.)

  611 Olive Street, St. Louis, Missouri                                  63101
(Address of Principal Executive offices)                              (ZIP Code)

       Registrant's telephone number, including area code: (314) 342-6300

                                 Not applicable
          (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (See General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

      On February 27, 2005, Federated Department Stores, Inc., a Delaware corporation ("Federated"), Milan Acquisition Corp., a Delaware corporation and a direct wholly owned subsidiary of Federated ("Merger Sub"), and The May Department Stores Company, a Delaware corporation ("May"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, May will merge with and into Merger Sub (the "Merger"), with Merger Sub continuing as the surviving corporation (or, in certain situations for tax treatment purposes, as provided in the Merger Agreement, Merger Sub will merge with and into May, with May as the surviving corporation).

      At the effective time and as a result of the Merger, (i) May will become a wholly owned subsidiary of Federated and (ii) each share of May common stock will be converted into the right to receive (x) 0.3115 shares of Federated common stock and (y) $17.75 in cash (or, under circumstances where the structure of the transaction must be changed for tax treatment purposes to provide for the merger of Merger Sub with and into May, with May as the surviving corporation, $18.75 in cash), on the terms specified in the Merger Agreement. All outstanding May stock-based awards at the effective time will be replaced by a grant of Federated stock-based awards.

      Federated and May have each made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants (i) to conduct its businesses in the ordinary course between the execution of the Merger Agreement and the consummation of the Merger and (ii) not to engage in certain kinds of transactions during such period. In addition, May made certain additional customary covenants, including, among others, covenants, subject to certain exceptions, (A) to cause a stockholder meeting to be held to consider approval of the Merger and the other transactions contemplated by the Merger Agreement, (B) for its Board of Directors to recommend adoption and approval by its stockholders of the Merger Agreement and the transactions contemplated by the Merger Agreement, (C) not to solicit proposals relating to alternative business combination transactions and (D) not to enter into discussions concerning or provide confidential information in connection with alternative business combination transactions.

      Consummation of the Merger is subject to customary conditions, including, among others, (i) approval of the stockholders of each of May and Federated,
(ii) expiration or termination of the applicable Hart-Scott-Rodino Act waiting period, (iii) absence of any order or injunction prohibiting the consummation of the Merger, (iv) subject to certain exceptions, the accuracy of representations and warranties with respect to May's or Federated's business, as applicable, and
(v) receipt of customary tax opinions.

      The Merger Agreement contains certain termination rights for both May and Federated, and further provides that, upon termination of the Merger Agreement under specified circumstances, (i) May may be required to pay Federated a termination fee of $350 million and (ii) Federated may be required to pay May a termination fee of up to

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$350 million, depending on the circumstances.

      The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference.

                                      * * *

                           FORWARD-LOOKING STATEMENTS

      This document contains statements about expected future events and financial results that are forward-looking and subject to risks and uncertainties. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The following important factors could affect future results and could cause those results to differ materially from those expressed in the forward-looking statements contained in this document: a significant change in the timing of, or the imposition of any government conditions to, the closing of the proposed transaction; actual and contingent liabilities; and the extent and timing of the ability to obtain revenue enhancements and cost savings following the proposed transaction. Additional factors that may affect the future results of May and Federated are set forth in their respective filings with the Securities and Exchange Commission ("SEC"), which are available at www.maycompany.com and www.fds.com/corporategovernance, respectively.

                   ADDITIONAL INFORMATION AND WHERE TO FIND IT

      In connection with the proposed transaction, a registration statement, including a proxy statement of May, and other materials will be filed with the SEC. WE URGE INVESTORS TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the registration statement and proxy statement (when available) as well as other filed documents containing information about May and Federated at http://www.sec.gov, the SEC's website. Free copies of May's SEC filings are also available on May's website at www.mayco.com, or by request to Corporate Communications, The May Department Stores Company, 611 Olive Street, St. Louis, MO 63101-1799. Free copies of Federated's SEC filings are also available on Federated's website at www.fds.com/corporategovernance.

      This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, not shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of

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the Securities Act of 1933, as amended.

                        PARTICIPANTS IN THE SOLICITATION

      May, Federated and their respective executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from May's or Federated's stockholders with respect to the proposed transaction. Information regarding the officers and directors of May is included in its definitive proxy statement for its 2004 Annual Meetings filed with the SEC on April 22, 2004. Information regarding the officers and directors of Federated is included in its definitive proxy statement for its 2004 Annual Meetings filed with the SEC on April 15, 2004. More detailed information regarding the identity of potential participants, and their interests in the solicitation, will be set forth in the registration statement and proxy statement and other materials to be filed with the SEC in connection with the proposed transaction.

Item 9.01. Financial Statements and Exhibits.

      (c) Exhibits.

Exhibit No.                                       Exhibit
2.1              Agreement and Plan of Merger, dated as of February 27, 2005, by and among
                 Federated Department Stores, Inc., Milan Acquisition Corp. and The May
                 Department Stores company.

99.1             Joint press release issued by Federated and May, dated February 28, 2005.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MAY DEPARTMENT STORES COMPANY

Date: February 28, 2005                     By: /s/ Richard A. Brickson
                                                -------------------------
                                            Name: Richard A. Brickson
                                            Title:   Secretary

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                                  EXHIBIT INDEX

Exhibit                                    Description
  2.1        Agreement and Plan of Merger, dated as of February 27, 2005, by and among
             Federated Department Stores, Inc., Milan Acquisition Corp. and The May
             Department Stores Company.

  99.1       Joint press release issued by Federated and May, dated February 28, 2005.

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